Commodity Trends Strategy Fund	Financial Trends Strategy Fund	Direxion Long/Short Global IPO Fund
Investor Class (DXCTX)	Investor Class (DXFTX)	Investor Class (DXIIX)
Institutional Class (DXCIX)	Institutional Class (DXFIX)	Institutional Class (DXIPX)
Class C shares (DXSCX)	Class C shares (DXFCX)	Class C shares (DXGCX)
Service Class	Service Class	Service Class

each a Series of the
DIREXION FUNDS

Supplement dated July 1, 2011
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2011

Effective September 1, 2011, the Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Commodity Trends Strategy Fund, Financial Trends Strategy Fund and Direxion Long/Short Global IPO Fund (the “Funds”), each a series of the Trust, has approved the following revisions to the Funds’ names, investment objectives and/or investment strategies:

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY FOR COMMODITY TRENDS STRATEGY FUND AND FINANCIAL TRENDS STRATEGY FUND

COMMODITY TRENDS STRATEGY FUND

Effective September 1, 2011, the Commodity Trends Strategy Fund’s investment objective and principal investment strategy will be as follows:

Investment Objective
The Commodity Trends Strategy Fund seeks investment results, before fees and expenses, generally comparable to the performance of the Alpha Financial Technologies Commodity Trends Indicator (“AFT CTI”).

Principal Investment Strategy
The Fund seeks investments results generally comparable to the performance of the AFT CTI, an index that seeks to reflect trends (in either direction) in the commodity futures markets.  The Fund invests in a combination of commodity-linked derivatives, commodity-related equity options and fixed income securities directly and/or indirectly through its Subsidiary within the limitations of the federal tax requirements applicable to regulated investment companies.  The commodity-linked derivatives in which the Fund invests include commodity and financial futures, options and swap contracts and commodity-linked notes.  Each of these commodity-linked derivatives may be positioned either long or short based on their prices relative to their average price over a recent period.  The fixed income securities in which the Fund may invest include U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less.  The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis.  On certain occasions, the Fund may employ hedging or leveraging techniques to attempt to seek its investment objective.  The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the AFT CTI.  However, if during the month there is a reversal of the moving average trend of a commodity in the AFT CTI that the Adviser deems to be significant, the Fund may modify its position in that commodity intra-month in response.  This repositioning may cause the Fund to deviate from the performance of the AFT CTI.  The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  References below to the Fund include the Subsidiary where the context permits or requires.

FINANCIAL TRENDS STRATEGY FUND

Effective September 1, 2011, the Financial Trends Strategy Fund will change its benchmark from the Alpha Financial Technologies Financial Trends Indicator to the Alpha Financial FX Trends Index.  In connection with the change of its benchmark, the Financial Trends Strategy Fund will change its name to the Currency Trends Strategy Fund.  Effective September 1, 2011, the Fund’s investment objective and principal investment strategy will be as follows:

Investment Objective
The Currency Trends Strategy Fund (formerly known as the Financial Trends Strategy Fund) seeks investment results comparable to the performance of the Alpha Financial FX Trends Index (“FXTI”).

Principal Investment Strategy
The Fund is managed to track the FXTI; an index which reflects price movements across eleven foreign currency components.  The Fund invests primarily in derivatives, including currency and financial futures contracts, options and swap contracts, but may also invest directly in currencies, equity securities and fixed income securities, and in exchange-traded funds (“ETFs”) and other investment companies.  The Fund will attempt to achieve the same weightings among the Euro, Japanese Yen, Swiss Franc, Brazilian Real, British Pound, Canadian Dollar, Mexican Peso, Australian Dollar, New Zealand Dollar, Norwegian Krone and South African Rand as the FXTI, but may not, at all times, invest in the same underlying securities or derivatives.  In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure.  Like the FXTI, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector.  The Fund will reposition its portfolio holdings following each month-end in accordance with the rebalancing of the FXTI.  The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

DIREXION LONG/SHORT GLOBAL IPO FUND

Effective September 1, 2011, the Direxion Long/Short Global IPO Fund’s principal investment strategy will be as follows:

Principal Investment Strategy
During normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its nets assets (plus the amount of any borrowing for investment purposes) in equity securities issued in connection with initial public offerings (“IPOs”) and spin-offs of domestic and foreign issuers, including issuers in emerging markets, and financial instruments that provide exposure to these IPOs.  These financial instruments include, but are not limited to: American and global depositary receipts; futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; reverse repurchase agreements; and exchange-traded funds (“ETFs”) and other investment companies.  In addition, on a day-to-day basis, the Fund holds U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less to collateralize its derivatives exposure.  The Fund’s investments in IPOs will be positioned long or short, depending upon Rafferty Asset Management’s (“Rafferty” or the “Adviser”) or IPOX® Capital Management, LLC’s (“IPOX Capital” or the “Subadviser”) outlook for an IPO. The Fund generates at least 40% of its exposure through positions, long or short, in international issuers.  In general, the Fund also will seek long and short exposure in a combination of IPOs and component securities of a broad based market index.  For each dollar invested, the Fund would expect to have $1 of long exposure and $0.35 to $1 of short exposure to its selected portfolio securities.  If the Fund is able to participate in IPOs at the offering price, it may be net long.  The portfolio will be re-evaluated and modified on at least a monthly basis, however, modifications may occur more frequently.  These modifications may result in a high portfolio turnover rate for the Fund.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.